                                                                    EXHIBIT 99.2

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 is presented as if the acquisition of the Biltmore Medical Mall occurred on June 30, 2004. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2004 and the year ended December 31, 2003 are presented as if the acquisition of the Biltmore Medical Mall occurred on January 1, 2003.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Windrose's consolidated historical financial statements including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent Windrose's financial position as of June 30, 2004, or the results of operations for the six months ended June 30, 2004 or the year ended December 31, 2003 that would have actually occurred had the acquisition been completed on June 30, 2004 or January 1, 2003 or to project Windrose's financial position or results of operations as of any future date or for any future period.


               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2004
                                   (Unaudited)
                    (In Thousands, except per share amounts)

                                                                                                PRO FORMA
                                                                       HISTORICAL              ADJUSTMENTS              PRO FORMA
                                                                      -------------           -------------           -------------
ASSETS
Net Real Estate Investments                                           $     220,431           $      45,539 (A)       $     265,970
Cash and Cash Equivalents                                                     2,374                     (44)(B)               2,330
Other Assets                                                                 10,611                     468 (C)              11,079
                                                                      -------------           -------------           -------------
   TOTAL ASSETS                                                       $     233,416           $      45,963           $     279,379
                                                                      =============           =============           =============


LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Secured Debt                                                          $     124,458           $      44,870 (D)       $     169,328
Accounts Payables and Other Liabilities                                       3,255                   1,093 (E)               4,348
                                                                      -------------           -------------           -------------
   TOTAL LIABILITIES                                                        127,713                  45,963                 173,676

Minority Interest                                                             3,830                    --                     3,830

SHAREHOLDERS' EQUITY
Common Stock ($.01 par value)                                                    99                    --                        99
Additional Paid In Capital                                                  105,412                    --                   105,412
Accumulated Other Comprehensive Income                                          120                    --                       120
Distributions in Excess of Net Income                                        (3,758)                   --                    (3,758)
                                                                      -------------           -------------           -------------
   TOTAL SHAREHOLDERS' EQUITY                                               101,873                    --                   101,873
                                                                      -------------           -------------           -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $     233,416           $      45,963           $     279,379
                                                                      =============           =============           =============

See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                       PRO FORMA
                                                                                      BILTMORE        ADJUSTMENTS
                                                                  HISTORICAL       HISTORICAL (F)      BILTMORE          PRO FORMA
                                                                  -----------      --------------     -----------       -----------
RENTAL OPERATIONS:
  Revenues:
    Rental income                                                 $    13,583       $     2,951       $       (14)(I)   $    16,520
  Operating expenses:
    Rental Operations                                                   3,820               848              --               4,668
    Depreciation and amortization                                       3,068              --                 676 (G)         3,744
                                                                  -----------       -----------       -----------       -----------
      TOTAL OPERATING EXPENSES                                          6,888               848               676             8,412
                                                                  -----------       -----------       -----------       -----------
      Income from rental operations                                     6,695             2,103              (690)            8,108
                                                                  -----------       -----------       -----------       -----------
SERVICE OPERATIONS (HADC):
  Total income (loss) from service operations                             (59)             --                --                 (59)
                                                                  -----------       -----------       -----------       -----------
GENERAL AND ADMINISTRATIVE EXPENSES:
  Corporate and rental operations                                       1,466              --                --               1,466
                                                                  -----------       -----------       -----------       -----------
      Operating income (loss)                                           5,170             2,103              (690)            6,583
OTHER INCOME (EXPENSE):
  Interest income (expense), net                                       (3,405)             --              (1,178)(H)        (4,583)
  Gain (loss) on interest rate swap                                       213              --                --                 213
  Other Income (expense)                                                  (55)             --                --                 (55)
                                                                  -----------       -----------       -----------       -----------
      TOTAL OTHER INCOME (EXPENSE)                                     (3,247)             --              (1,178)           (4,425)
      Income (loss) before income taxes                                 1,923             2,103            (1,868)            2,158

Income tax benefit (expense)                                               22              --                --                  22
                                                                  -----------       -----------       -----------       -----------
Income (loss) before minority interest                                  1,945             2,103            (1,868)            2,180
Minority interest in income (loss) of common
unit holders and other subsidiaries                                       (81)             --                  (8)(J)           (89)
                                                                  -----------       -----------       -----------       -----------

Net income (loss) available for common
shareholders                                                      $     1,864       $     2,103       $    (1,876)      $     2,091
                                                                  ===========       ===========       ===========       ===========
Net income (loss) per common share:
  Basic and diluted                                               $      0.19                                           $      0.21
  Weighted average number of common shares
  outstanding                                                           9,948                                                 9,948
  Weighted average number of common and dilutive
  potential common shares                                              10,307                                                10,307


See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                  (UNAUDITED)
                      (IN THOUSANDS EXCEPT PER SHARE DATA)


                                                                                                      PRO FORMA
                                                                                    BILTMORE         ADJUSTMENTS
                                                                HISTORICAL       HISTORICAL (F)       BILTMORE           PRO FORMA
                                                                -----------      --------------      -----------        -----------
RENTAL OPERATIONS:
  Revenues:
    Rental income                                               $    14,029        $     5,878       $       (27)(I)    $    19,880

  Operating expenses:
    Rental Operations                                                 2,717              1,707              --                4,424
    Depreciation and amortization                                     3,327               --               1,352 (G)          4,679
                                                                -----------      --------------      -----------        -----------
      TOTAL OPERATING EXPENSES                                        6,044              1,707             1,352              9,103
                                                                -----------      --------------      -----------        -----------
      Income from rental operations                                   7,985              4,171            (1,379)            10,777
                                                                -----------      --------------      -----------        -----------
SERVICE OPERATIONS (HADC):
  Total income (loss) from service operations                          (459)              --                --                 (459)
                                                                -----------      --------------      -----------        -----------
GENERAL AND ADMINISTRATIVE
EXPENSES:
  Corporate and rental operations                                     2,694               --                --                2,694
                                                                -----------      --------------      -----------        -----------
      Operating income (loss)                                         4,832              4,171            (1,379)             7,624

OTHER INCOME (EXPENSE):
  Interest income (expense), net                                     (3,302)              --              (2,357)(H)         (5,659)
  Gain (loss) on interest rate swap                                     142               --                --                  142
  (Loss) on abandoned due diligence costs                              (209)              --                --                 (209)
  Other Income (expense)                                               (250)              --                --                 (250)
                                                                -----------      --------------      -----------        -----------
      TOTAL OTHER INCOME (EXPENSE)                                   (3,619)              --              (2,357)            (5,976)

      Income (loss) before income taxes                               1,213              4,171            (3,736)             1,648

Income tax benefit (expense)                                            144               --                --                  144
                                                                -----------      --------------      -----------        -----------
Income (loss) before minority interest                                1,357              4,171            (3,736)             1,792

Minority interest in income (loss) of common unit
holders and other subsidiaries                                         (109)              --                 (25)(J)           (134)
                                                                -----------      --------------      -----------        -----------
Net income (loss) available for common
shareholders                                                    $     1,248        $     4,171       $    (3,761)       $     1,658
                                                                ===========        ===========       ===========        ===========

Net income (loss) per common share:
  Basic and diluted                                             $      0.21                                             $      0.29

  Weighted average number of common shares
  outstanding                                                         5,808                                                   5,808
  Weighted average number of common and
  dilutive potential common shares                                    6,169                                                   6,169


 See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

               WINDROSE MEDICAL PROPERTIES TRUST AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


(A) Represents the purchase price of Biltmore Medical Mall (recorded at purchase price including estimated closing costs and other fair value adjustments):

Purchase Price                                                        $  46,000
Estimated Closing Costs                                                     142
Fair Value of Debt Adjustment                                              (603)
                                                                      ---------
   Total Real Estate Investments                                      $  45,539
                                                                      =========

(B)  Represents cash paid towards purchase of building.

(C) Represents escrows and other assets acquired with the purchase of Biltmore Medical Mall.

(D) Represents the fair value of assumed debt and the borrowing on the line of credit related to the acquisition of Biltmore.

Debt assumed at fair value                                             $  31,807
Borrowing on line of credit                                               13,063
                                                                       ---------
    Total debt related to Biltmore acquisition                         $  44,870
                                                                       =========

(E) Represents property taxes payable, security deposits and other liabilities assumed with the purchase of Biltmore Medical Mall.

(F) Represents the historical revenues and certain operating expenses of the Biltmore acquisition.

(G) Reflects pro forma depreciation and amortization based on the depreciable basis of the Company's acquisition cost, assuming asset lives of 40 years for the building and the life of the lease for the acquired lease intangibles which range from 34 months to 115 months.

(H) Interest expense has been adjusted to reflect additional interest expense related to the assumption of debt of $32,410 (face value) and the borrowing on the line of credit related to the Biltmore acquisition. A fair value adjustment of $603 was recorded as the interest rate on the debt assumed was below current market rates at the acquisition date. The fixed rate mortgage debt assumed bears interest at a fixed rate of 5.64%. The line of credit bears interest at LIBOR plus 2.0% to 2.5% (4.17% at September 21, 2004).

(I) Adjustment to rental income to reflect the amortization of acquired lease intangibles related to above and below market leases on the Biltmore acquisition which are amortized to rental income over the life of the leases.

(J) Reflects the additional minority interest expense resulting from the increased operating income from the Biltmore acquisition based on a weighted average minority ownership of 5.68% and 3.48% at 12/31/03 and 6/30/04, respectively.